Interest-bearing Deposits	12 Months Ended
Dec. 31, 2011
Interest-bearing Deposits

Note 6:      Interest-bearing Deposits

Interest-bearing deposits in denominations of $100,000 or more were $39.5 million at December 31, 2011 and $40.9 million at December 31, 2010.

At December 31, 2011, the scheduled maturities of time deposits are as follows:

Due during the year ending December 31,	(In thousands)

2012	$62,370
2013	32,441
2014	9,498
2015	7,027
2016	7,070
Thereafter	10,206

$128,612